EXHIBIT 10.50


                 PAYMENT AND PERFORMANCE GUARANTY OF SUBLEASE
                 --------------------------------------------
                     (Zoltar Acquisition, Inc. Sublease)

     THIS PAYMENT AND PERFORMANCE GUARANTY OF SUBLEASE (this "Guaranty") is made as of December ___, 2000, by CREE, INC., a North Carolina corporation ("Guarantor"), in favor of SPECTRIAN CORPORATION, a California corporation ("Landlord").

                               R E C I T A L S:
                               ----------------

     A. Pursuant to that certain Sublease Agreement dated as of even date herewith (the "Sublease"), between Landlord, as lessor, and Zoltar Acquisition, Inc., a North Carolina corporation to be known as UltraRF, Inc., as lessee ("Tenant"), Landlord has agreed to sublease to Tenant the premises located at 160 Gibraltar Court, Sunnyvale, California, and more particularly described therein.

     B. As a condition to entering into the Sublease, Landlord has required that Guarantor guarantee the Transaction Obligations (as defined below), now existing or hereafter incurred, owing to Landlord pursuant to the Transaction Documents (as defined below), including, without limitation, the Sublease.

     C. Guarantor acknowledges and agrees that it will benefit materially from Landlord entering into the Sublease with Tenant.

                                  AGREEMENT
                                  ---------

     NOW, THEREFORE, in consideration of the foregoing Recitals, and in order to induce Landlord to enter into the Sublease, and as security for the Transaction Obligations, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees and covenants with Landlord and represents and warrants to Landlord as follows:

     1.      Certain Definitions.  Capitalized terms which are used in this
             -------------------
Guaranty without definition shall have the meanings set forth below:

             1.1      "Transaction Documents" means collectively, the Sublease
                       ---------------------
and all of the other documents now or hereafter executed by Tenant in connection with the Sublease. Notwithstanding the foregoing, Transaction Documents shall not include that certain Asset Purchase Agreement dated as of November 20, 2000, by and among Guarantor, Tenant and Landlord, nor any of the other documents included in the definition of "Transaction Agreements" under such Asset Purchase Agreement.

             1.2      "Transaction Obligations" means each and every covenant
                       -----------------------
and obligation of Tenant to Landlord created in or arising under the Sublease and each of the other Transaction Documents, including, but not limited to, the payment of all rent, property taxes, insurance premiums, amounts owing under any indemnities, and any and all other charges or sums, or any portion thereof, to accrue or become due from Tenant to Landlord pursuant to the terms of the Sublease.

     2.      Guaranty of Transaction Obligations.  Subject to the terms of this
             -----------------------------------
Guaranty, Guarantor hereby unconditionally and irrevocably guarantees to Landlord (a) the due, regular, and punctual payment and performance of the Transaction Obligations including, but not limited to (i) the performance of all obligations of the Tenant under the Sublease, and (ii) the indemnity obligations of the Tenant under the Sublease and all other Transaction Documents (which guaranty shall survive the termination of the Sublease concurrently with the survival of such indemnity obligations); (b) upon any failure of the Tenant to timely perform any of the Transaction Obligations, the payment and reimbursement of all costs and expenses incurred by Landlord, directly or indirectly, in performing such Transaction Obligations (but Landlord shall not be required to perform such Transaction Obligations); and
(c) all costs, reasonable attorneys' fees, and expenses that may be incurred by Landlord by reason of a default by the Tenant under any of the Transaction Documents, including fees and expenses in any appellate or bankruptcy proceedings.

     Upon the occurrence of a "Default" or any "Event of Default" pursuant to or under any of the Transaction Documents, Guarantor unconditionally and irrevocably promises to promptly pay to Landlord such amounts as are necessary to cure the Default or Event of Default, or at the option of Landlord, Guarantor agrees to pay such amounts as are necessary to perform the outstanding Transaction Obligations in full to the satisfaction of the terms of the applicable Transaction Documents, including, without limitation, the Sublease.

     This Guaranty is unconditional and Guarantor agrees that Landlord, upon the occurrence of Default or an Event of Default pursuant to any of the Transaction Documents, shall not be required to assert any claim or cause of action against the Tenant or anyone else, or against any property or, if applicable, collateral, before asserting any claim or cause of action against Guarantor under this Guaranty. This is a guaranty of payment and performance and not of collection only.

     Notice of acceptance of this Guaranty is hereby waived by Guarantor. Except to the extent the Sublease expressly requires Landlord to provide to Guarantor copies of any notice delivered by Landlord to Tenant, notice of any Default or Event of Default under the Transaction Documents is also hereby waived by Guarantor. Except to the extent the Sublease expressly requires Landlord to provide to Guarantor copies of any notice delivered by Landlord to Tenant, presentment, protest, demand, and notice of protest and demand, and notice of receipt of any and all collateral, and of the exercise of possessory remedies or foreclosure on any and all collateral received by Landlord from the Tenant, Guarantor or any other party are hereby waived. All settlements, compromises, compositions, accounts stated, and agreed balances in good faith between any primary or secondary obligors on any accounts received as collateral shall be binding upon Guarantor.

     This Guaranty shall not be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale, or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting the Tenant or Guarantor, or any of the assets belonging


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


to any of them, nor shall this Guaranty be affected, modified, or impaired by the invalidity of any or all of the Transaction Documents.

     Upon the consent of Guarantor (which consent Guarantor shall not unreasonably withhold or delay), and without affecting or limiting Guarantor's liability hereunder, Landlord may:

          (a) grant the Tenant extensions of time for performance of the Transaction Obligations or any part hereof;

          (b)      renew any of the Transaction Obligations;

          (c)      renew or extend the term of the Sublease;

          (d) grant the Tenant extensions of time for performance of agreements or other indulgences;

          (e) at any time release any or all of the Collateral, or any mortgage, deed of trust or security interest in any Collateral, that now or hereafter secures any of the Transaction Obligations;

          (f) compromise, settle, release, or terminate any or all of the obligations, covenants, or agreements of the Tenant under the Transaction Documents;

          (g) at any time release any other guarantors from their guarantees of any of the Transaction Obligations; and

          (h) modify or amend any obligation, covenant, or agreement as set forth in the Transaction Documents (and such amendments shall nevertheless be binding upon Guarantor).

     Notwithstanding the foregoing, Guarantor hereby declares that it consents (and shall be deemed to have, at all times hereafter, consented) to any and all renewals and extensions of the term of the Sublease made pursuant to any provision of the Sublease existing as of the date hereof.

     This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any whole or partial payment or performance of any Transaction Obligations is or is sought to be rescinded or must otherwise be restored or returned by Landlord upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Tenant, Guarantor or any other party which has guaranteed the Transaction Obligations, upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, the Tenant, any of Guarantor or any other party which has guaranteed the Transaction Obligations of or for any substantial part of its or his/her property, or otherwise, all as though such payments and performance had not been made. This Guaranty shall not be affected in any way by the transfer or other disposition of any Collateral described in and granted to Landlord pursuant to the Transaction Documents, whether by deed, operation of law, or otherwise. Furthermore, this

Guaranty shall be of full force and effect (a) for the entire term of the Sublease, as the same may be extended from time to time with or without the consent of Guarantor, and (b) following the termination of the Sublease so long as Tenant shall have any obligation thereunder which survive the termination of the Sublease.

     3.      Representations and Warranties of Guarantor.  To induce Landlord
             -------------------------------------------
to enter into the Sublease, Guarantor represents and warrants to Landlord as follows:

            (a)      Power to Incur Obligations.  Guarantor has the requisite
                     --------------------------
power and authority to enter into this Guaranty and to consummate the transactions contemplated hereby. The execution and delivery of this Guaranty by Guarantor, and the consummation of the transactions contemplated hereby, have been duly and validly authorized.

            (b)      Conflicts. The execution and delivery of this Guaranty by
                     ---------
Guarantor and the consummation by Guarantor of the transactions contemplated hereby will not: (i) violate any provision of the charter documents or the by-laws of Guarantor; or (ii) violate any law, government regulation, decree or judgment applicable or relating to Guarantor.

            (c)      SEC Documents.  Guarantor has filed all required forms,
                     -------------
reports, schedules, statements and other documents (including exhibits and other information incorporated therein) with the SEC since April 20, 1995 through the date hereof (collectively, the "Guarantor SEC Reports"). As of their respective dates, or, if amended, as of the date of the last such amendment, each Guarantor SEC Report, (i) was prepared in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations thereunder applicable to such Guarantor SEC Reports and (ii) at the time they were filed did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            (d)      Consent.  The execution and delivery of this Guaranty by
                     -------
Guarantor and the consummation by Guarantor of the transactions contemplated hereby will not: (i) require the consent of other party and the consent, license, approval or authorization of any governmental authority or agency, or
(ii) require any filing with, or permit, consent or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority, except where the failure to make such filing, or obtain such permit, consent or approval, or give such notice would not have a material adverse effect (a) on the business, properties, assets, liabilities, operations, results of operations or condition (financial or otherwise) of Guarantor, taken as a whole, or (b) on the ability of Guarantor to perform its obligations under or to consummate the transactions contemplated by this Guaranty.

            (e)      Due Execution and Enforcement.  This Guaranty constitutes
                     -----------------------------
the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality,

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


reasonableness, good faith and fair dealing) regardless of whether considered in a proceeding in equity or at law.

     4.      Bankruptcy No Discharge; Repayments.  So long as any of the
             -----------------------------------
obligations guaranteed hereunder shall be owing to Landlord, Guarantor shall not, without the prior written consent of Landlord, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against Tenant. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Tenant. As an example and not by way of limitation, a subsequent modification of the Transaction Obligations in any reorganization case concerning Tenant shall not affect the obligation of Guarantor to pay and perform the Transaction Obligations in accordance with their original terms. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Tenant relating to any indebtedness of Tenant to Guarantor and shall assign to Landlord all rights of Guarantor thereunder. If Guarantor does not file any such claim, Landlord, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Landlord's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Landlord's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Landlord or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Landlord the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Landlord all of Guarantor's rights to any such payments or distributions; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that Landlord receives cash by reason of any such payment or distribution. If Landlord receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. Notwithstanding anything to the contrary herein, the liability of Guarantor hereunder shall be reinstated and revised, and the rights of Landlord shall continue, with respect to any amount at any time paid by or on behalf of Tenant on account of the Transaction Obligations which Landlord shall restore or return by reason of the bankruptcy, insolvency or reorganization of Tenant or for any other reasons, all as though such amount had not been paid.

     5.      Affirmative Covenants of Guarantor.  Guarantor covenants and
             ----------------------------------
agrees that so long as any of the Transaction Obligations are outstanding, Guarantor shall comply with each of the following affirmative covenants:

            (a)      Performance of Transaction Obligations.  Subject to the
                     --------------------------------------
terms of this Guaranty, upon the occurrence of any breach, violation, default or event of default under any of the Transaction Documents, Guarantor shall duly and punctually perform or cause to be performed all Transaction Obligations then outstanding.

     6.      Intentionally Omitted.
             ---------------------

     7.      Events of Default.  Guarantor's violation of or failure to timely
             -----------------
perform or observe any covenant or condition set forth herein which is not cured within any applicable cure period as set forth herein or, if no cure period is specified therefor, is not cured within ten (10) days of Guarantor's receipt of Landlord's written notice to Guarantor of such default, or the material falsity of any representation or warranty herein or in any financial statement, certificate or other information heretofore or hereafter provided by Guarantor to Landlord, shall constitute an "Event of Default" hereunder and under each of the Transaction Documents. The foregoing provision or any other provision requiring or providing for notice or demand from Landlord is deemed eliminated if Landlord is prevented from giving such notice or demand by bankruptcy of the Tenant or Guarantor or by reason of other applicable law, and the Event of Default shall occur on the occurrence of such event or condition if not cured within any applicable period measured from the occurrence of such event or condition rather than from notice or demand.

     8.      Waiver and Subordination.  Guarantor expressly subordinates and
             ------------------------
defers his or its respective rights to subrogation, reimbursement, contribution or indemnity with respect to performance by Guarantor of the Transaction Obligations, until such time as Landlord receives performance in full of the Transaction Obligations. Furthermore, upon the occurrence of an Event of Default or Default under the Sublease or any of the other Transaction Documents, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of the Tenant to Guarantor or any security for such indebtedness. If Guarantor should receive any such payment, satisfaction or security for any indebtedness of the Tenant to Guarantor, Guarantor agrees to deliver the same promptly to Landlord in the form received, endorsed, or assigned as may be appropriate for application on account of, or as security for, the Transaction Obligations and until so delivered, agree to hold the same in trust for Landlord.

     9.      Successors and Assigns.  This Guaranty shall be binding upon, and
             ----------------------
inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors, and assigns.

     10.      Severability.  In the event that any provision hereof is deemed
              ------------
to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Guaranty shall be construed as not containing such provision, and the invalidity of such provision shall not affect other provisions hereof which are otherwise lawful and valid and which shall remain in full force and effect.

     11.      Notices.  Any notice or other communication required or permitted
              -------
to be given pursuant to this Guaranty or by applicable law shall be in writing and shall be deemed received (a) on the date delivered, if delivered in person to the person or department specified below, (b) three (3) business days after depositing the same in the U.S. Mail, certified or registered, with return receipt requested, or (c) one (1) day following the date deposited with Federal Express or other national overnight carrier, and in each case addressed as follows:


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


If to the Landlord:     Spectrian Corporation
                        350 West Java Drive
                        Sunnyvale, CA 94089
                        Attn:  Michael D. Angel

With a copy to:         Dewey Ballantine LLP
                        333 South Hope Street
                        30th Floor
                        Los Angeles, CA 90071
                        Attn:  Rafael A. Stone, Esq.

If to Guarantors:       Cree, Inc.
                        4600 Silicon Drive
                        Durham, North Carolina 27703
                        Attn: Adam H. Broome, General Counsel and Secretary

with a copy to:         Smith, Anderson, Dorsett, Mitchell & Jernigan L.L.P.
                        2500 First Union Capitol Center
                        Raleigh, North Carolina 27601
                        Attn: Gerald F. Roach

Any party may change its address to another single address by notice given as herein provided, except that any change of address must be actually received in order to be effective.

     12.      Waivers.
              -------

              12.1      General.  The failure by Landlord at any time or times
                        -------
hereafter to require strict performance by Guarantor of any of the provisions, warranties, terms, and conditions contained herein or in any other agreement, document, or instrument now or hereafter executed by Guarantor and delivered to Landlord shall not waive, affect, or diminish any right of Landlord hereafter to demand strict compliance or performance therewith and with respect to any other provisions, warranties, terms, and conditions contained in such agreements, documents, and instruments, and any waiver of any Event of Default or Default shall not waive or affect any other Event of Default or Default, whether prior or subsequent thereto and whether of the same or a different type. None of the warranties, conditions, provisions, and terms contained in this Guaranty or in any agreement, document, or instrument now or hereafter executed by Guarantor and delivered to Landlord shall be deemed to have been waived by any act or knowledge of Landlord, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of Landlord, and directed to Guarantor specifying such waiver.

               12.2      Waiver of Suretyship Provisions.  Guarantor hereby
                         -------------------------------
waives any and all suretyship defenses or defenses in the nature thereof without in any manner limiting any other provisions of this Guaranty.
Guarantor agrees that its waiver of suretyship defenses and rights includes without limitation all suretyship defenses and rights of every nature otherwise available under California law and the laws of any other state, including, without limitation, all defenses and rights arising under Sections 2787 through 2855 of the California Civil Code (the "Suretyship Provisions") and any successor provisions to those Sections. Without limiting the generality of the foregoing, Guarantor hereby acknowledges its understanding that the Suretyship Provisions provide various partial or complete defenses to the recovery by Landlord from Guarantor and/or grant Guarantor rights the enforcement of which could reduce or eliminate entirely Guarantor's liability hereunder to Landlord. Among the defenses and rights contained in the Suretyship Provisions are the following: (i) Section 2809 of the Civil Code, which provides, in part, that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (ii) Section 28 10 of the Civil Code, which provides, in part, that a surety is not liable if for any reason other than the mere personal disability of the principal there is no liability upon the part of the principal at the time of execution of the contract, or the liability of the principal thereafter ceases; (iii) Section 2819 of the Civil Code, which provides, in part,, that a surety is exonerated if the creditor alters the original obligation of the principal without the consent of the surety; (iv)
Section 2845 of the Civil Code, which provides, in part, that a surety is exonerated to the extent that the creditor fails to proceed against the principal, or to pursue any other remedy in the creditor's power which the surety cannot pursue and which would lighten the surety's burden; (v) Section 2846 of the Civil Code, which provides that a surety may compel his principal to perform the obligation when due; (vi) Section 2847 of the Civil Code, which provides, in part, that if a surety satisfies the principal obligation, or any part thereof, the principal is obligated to reimburse the surety for the amounts paid by the surety; (vii) Section 2848 of the Civil Code which provides, in part, that a surety, upon satisfying the obligation of the principal, is entitled to enforce remedies which the creditor then has against the principal; (viii) Section 2849 of the Civil Code, which provides, in part, that a surety is entitled to the benefit of security held by the creditor for the performance of the principal obligation held by the creditor; and (ix)
Section 2850 of the Civil Code, which provides, in part, that whenever the property of a surety is hypothecated with property of the principal, the surety is entitled to have the property of the principal first applied to the discharge of the obligation. Notwithstanding the benefits to Guarantor of the foregoing rights and defenses, Guarantor hereby specifically waives such rights and defenses.

     13.      Expenses.  If, at any time or times hereafter an Event of Default
              --------
occurs hereunder or under any of the Transaction Documents, and Landlord employs counsel (i) to advise or provide other representation with respect to this Guaranty or any other agreement, document, or instrument heretofore, now, or hereafter executed by Guarantor and delivered to Landlord with respect to the Tenant or the Transaction Obligations, or (ii) to commence, defend, or intervene, file a petition, complaint, answer, motion, or any other pleading or to take any other action in or with respect to any suit or proceeding relating to this Guaranty or any other agreement, instrument, or document heretofore, now, or hereafter executed by Guarantor and delivered to Landlord with respect to the Tenant or the Transaction Obligations, or (iii) to represent Landlord in any litigation with respect to the affairs of Guarantor or to enforce any rights of Landlord or obligations of Guarantor or any other person, firm, or corporation that may be obligated to Landlord by virtue of this Guaranty, or any other agreement, document, or instrument heretofore or hereafter delivered to Landlord by or for the benefit of Guarantor with respect to the Tenant or the Transaction Obligations, then in any such events, all of the reasonable attorneys' fees actually incurred arising from such services, including fees in any appellate or bankruptcy proceedings,


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


and any other expenses, costs, and charges relating to this Guaranty, the Tenant or the Transaction Obligations shall constitute additional obligations of Guarantor payable on demand.

     14.      Singular and Plural.  Singular terms shall include the plural
              -------------------
forms, and vice versa.

     15.      Entire Agreement:  Counterparts.  This Guaranty constitutes the
              -------------------------------
entire agreement and supersedes all prior agreements and understandings both oral and written, between the parties with respect to the subject matter hereof. This Agreement may be executed in counterparts which together shall constitute one instrument. It shall not be necessary for all parties to sign the same counterpart.

     16.      CONTROLLING LAW.  THE VALIDITY, INTERPRETATION, ENFORCEMENT, AND
              ---------------
EFFECT OF THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF CALIFORNIA

     17.      Consent to Jurisdiction.  The parties hereby agree that the
              -----------------------
United States District Court and California State Court sitting in San Francisco, California, shall have exclusive jurisdiction to hear and determine any claims or disputes pertaining directly or indirectly to this Guaranty.

     18.      WAIVER OF JURY TRIAL.  GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL
              --------------------
BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION
(A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY OR THE SUBLEASE, OR
(B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LANDLORD WITH THE TENANT OR GUARANTOR WITH RESPECT TO THE TRANSACTION DOCUMENTS OR IN CONNECTION WITH THIS GUARANTY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS GUARANTY OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. GUARANTOR AGREES THAT LANDLORD MAY FILE A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF GUARANTOR TO IRREVOCABLY WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LANDLORD TO ENTER INTO THE SUBLEASE, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN GUARANTOR AND LANDLORD SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                          [Signature on next page.]

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

CREE, INC.,
a North Carolina corporation

By:_________________________________
Name:_______________________________
Title:________________________________


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